Exhibit 10.1

AMENDMENT NO. 2

to

CREDIT AGREEMENT

dated as of

March 4, 2005

and amended as of

July 28, 2006

among

UNIVERSAL HEALTH SERVICES, INC.

THE ELIGIBLE SUBSIDIARIES REFERRED TO HEREIN

THE LENDERS LISTED HEREIN

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

BANK OF AMERICA, N.A.,

as Syndication Agent

and

ABN AMRO BANK N.V.,

SUNTRUST BANK

and

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Co-Documentation Agents

J.P. Morgan Securities Inc.

Banc of America Securities LLC,

Joint Lead Arrangers and Joint Bookrunners

AMENDMENT NO. 2

AMENDMENT dated as of April 13, 2007 to the Credit Agreement dated as of March 4, 2005 (as amended as of July 28, 2006, the “Credit Agreement”) among UNIVERSAL HEALTH SERVICES, INC., the ELIGIBLE SUBSIDIARIES referred to therein, the LENDERS listed on the signature pages thereof, JPMORGAN CHASE BANK, N.A., as Administrative Agent, BANK OF AMERICA, N.A., as Syndication Agent and ABN AMRO BANK N.V., SUNTRUST BANK and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents.

W I T N E S S E T H:

WHEREAS, Section 2.19 of the Credit Agreement contemplates that the Commitments thereunder may be increased in the manner set forth therein; and

WHEREAS, the parties wish to amend Section 2.19 to increase the maximum amount of increases in the Commitments which may be effected in that manner, and to memorialize an increase in the Commitments pursuant to Section 2.19 as so amended;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Amendment; Increase in Commitments.

(a) The figure “$100,000,000” in Section 2.19(c)(iii) of the Credit Agreement is changed to “$150,000,000.”

(b) With effect from and including the Amendment Effective Date, (i) each Person listed on the signature pages hereof which is not a party to the Credit Agreement (a “New Lender”) shall become a Lender party thereto, (ii) the Commitment of each Lender shall be the amount set forth opposite the name of such Lender in the Commitment Schedule attached hereto and (iii) the Commitment Schedule attached hereto shall replace the Commitment Schedule attached to the Credit Agreement.

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Section 3. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement will be true both before and after the Amendment Effective Date and (ii) no Default will have occurred and be continuing at such time.

Section 4. Effect of Amendment. Except as expressly set forth herein, nothing contained herein shall constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 7. Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to satisfaction of the following conditions:

(a) the Administrative Agent shall have received from each of the Company, each New Lender, each Lender whose Commitment is increased hereby and such other Lenders (if any) as may be necessary in order that the signatories hereto comprise the Required Lenders (determined before giving effect to this Amendment) a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

(b) the Administrative Agent shall have received an opinion of the General Counsel or Assistant General Counsel of the Company dated as of the Amendment Effective Date, in form and substance satisfactory to the Administrative Agent; and

(c) the Administrative Agent shall have received evidence satisfactory to it of corporate authorization of this Amendment on the part of the Company.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

UNIVERSAL HEALTH SERVICES, INC.

By:	/s/ Cheryl K. Ramagano
Name: Cheryl K. Ramagano
Title: Treasurer

JPMORGAN CHASE BANK, N.A., as Lender and Administrative Agent

By:	/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

BANK OF AMERICA, N.A.

By:	/s/ Jill J. Hogan
Name: Jill J. Hogan
Title: Vice President

ABN AMRO BANK N.V.

By:	/s/ Kathleen Ross
Name: Kathleen Ross
Title: Senior Vice President

By:	/s/ Robert Hart
Name: Robert Hart
Title: Senior Vice President

SUNTRUST BANK

By:	/s/ Helen C. Hartz
Name: Helen C. Hartz
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Jeanette A. Griffin
Name: Jeanette A. Griffin
Title: Director

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

By:	/s/ Lillian Kim
Name: Lillian Kim
Title: Vice President

WILLIAM STREET COMMITMENT CORPORATION ( Recourse only to assets of William Street Commitment Corporation)

By:	/s/ Mark Walton
Name: Mark Walton
Title: Assistance Vice President

CALYON NEW YORK BRANCH

By:	/s/ Thomas Randolph
Name: Thomas Randolph
Title: Managing Director

By:	/s/ Attila Coach
Name: Attila Coach
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Karin B. Takiff
Name: Karin B. Takiff
Title: Senior Vice President

THE BANK OF NEW YORK

By:	/s/ Christopher T. Kordes
Name: Christopher T. Kordes
Title: Vice President

NATIONAL CITY BANK

By:	/s/ Erica E. Dowd
	Name:	Erica E. Dowd
	Title:	Assistant Vice President

CITIBANK, N.A.

By:	/s/ Allen Fisher
	Name:	Allen Fisher
	Title:	Vice President

COMMITMENT SCHEDULE

LENDER	COMMITMENT
JPMorgan Chase Bank, N.A.	$105,000,000.00
Bank of America, N.A.	$105,000,000.00
ABN AMRO Bank N.V.	$85,000,000.00
SunTrust Bank	$85,000,000.00
Wachovia Bank, National Association	$85,000,000.00
Bank of Tokyo-Mitsubishi UFJ Trust Company	$62,500,000.00
Citibank, N.A.	$62,500,000.00
William Street Commitment Corporation	$62,500,000.00
Calyon New York Branch	$45,000,000.00
PNC Bank, National Association	$42,500,000.00
National City Bank	$35,000,000.00
The Bank of New York	$25,000,000.00

TOTAL	$800,000,000.00